Exhibit 10.141

SECOND AMENDMENT TO

GROUND LEASE

THIS SECOND AMENDMENT TO GROUND LEASE (the “Second Amendment”) made as of the 27th day of October, 2008 by and between ST. MARY’S HEALTH SYSTEM, INC., a Tennessee nonprofit corporation (“Landlord”) and EMORY DEVELOPMENT PARTNERS, LLC a Tennessee limited liability company (“Tenant”).

WHEREAS Landlord and Tenant entered into a certain Ground Lease as of the 12th day of December, 2007, as amended by a First Amendment to Ground Lease dated as of April 15, 2008 (collectively, the “Ground Lease”); and

WHEREAS, the Campus Site Plan attached to the Ground Lease as Exhibit B contained an error in the labeling of Physicians Plaza B; and

WHEREAS, the parties desire to amend the Ground Lease to amend and replace Exhibit B.

NOW THEREFORE, in consideration of the mutual covenants and promises of the parties and other good and valuable consideration, the parties do hereby agree as follows:

1. Amendment to Exhibit B. The Campus Site Plan attached as Exhibit B to the Ground Lease is hereby amended and replaced with the Exhibit B attached to this Second Amendment.

2. No Merger. The Ground Lease is amended by adding the following new Section 18.15:

18.15 No Merger.

Landlord and Tenant further covenant and agree that there shall be no merger of the Premises with the fee estate of the owner or owners of the Land, by reason of the fact that the Premises or any part thereof may be held by or for the account of any person or persons who shall be the owner or owners of such fee estate in the Land, unless and until all persons at the time having an interest in the fee estate in the Land and all persons, including a Leasehold Mortgagee, at the time having an interest in the Premises shall join in a written instrument effecting such merger and shall duly record such instrument in the public records.

3. Full Force and Effect. All provision of the Ground Lease not expressly amended herein shall remain in full force and effect in accordance with their terms.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the day and date as stated above.

LANDLORD:

ST. MARY’S HEALTH SYSTEM, INC.

By:
Title:

TENANT:

EMORY DEVELOPMENT PARTNERS, LLC

By:	/s/ Norman Brinkman
Norman Brinkman

EXHIBIT B

[INTENTIONALLY DELETED]

3